Proxy Statement Pursuant to Section 14(a)
              of the Securities and Exchange Act of 1934
                       (Amendment No.    1    )
                                      ---------
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S. 240.14a-11(c) or S. 240.14a-12

                      GLOBAL MED TECHNOLOGIES, INC.
             -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

 -----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________.
     (2)  Aggregate number of securities to which transaction applies:

          ________________________________________________________________.
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________.
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________.

     (5)  Total fee paid:

          ______________________________________________________________.

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid: _______________________________________.
     (2)  Form, Schedule or Registration Statement No.:_________________.
     (3)  Filing Party: ________________________________________________.
     (4)  Date Filed: __________________________________________________.

                     12600 WEST COLFAX, SUITE A-500
                        LAKEWOOD, COLORADO  80215
                             (303) 238-2000

-------------------------------------------------------------------------
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON DECEMBER 2, 1997

-------------------------------------------------------------------------


                                                          OCTOBER__, 1997


TO THE SHAREHOLDERS OF GLOBAL MED TECHNOLOGIES, INC.:


     An Annual Meeting of Shareholders of Global Med Technologies, Inc., a Colorado corporation (the "Company"), will be held at the Company's offices at 12600 West Colfax, Suite A-500, Lakewood, Colorado 80215 on December 2, 1997 at 10:00 a.m., Mountain Time, to consider and take action on:



     1. A proposal to amend the Articles of Incorporation to divide the Board of Directors into three Classes, each of which, after an interim arrangement, will serve for staggered three year terms. (Amendment of the Articles of Incorporation requires the affirmative vote of a majority of the Common Stock outstanding.)


     2. The election of four (4) directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. (Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)


     3. To consider and vote upon a proposal to approve the sale of the Company's DataMed International division ("DataMed") to National Medical Review Offices, Inc. for $1,200,000, the assumption of certain liabilities and other conditions as more fully described in the attached Proxy Statement. (Passage of this proposal requires the affirmative vote of a majority of the Common Stock outstanding.)



     4. To increase the number of available shares under the Company's Second Amended and Restated Stock Option Plan for employees, officers, directors and consultants of the Company and to ratify and approve the actions of the Board of Directors of the Company authorizing amendments to the Company's Second Amended & Restated Stock Option Plan as more fully described in the attached Proxy Statement. (Passage of this proposal requires the affirmative vote of a majority of the voting shares represented at the meeting.)


     5. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only shareholders of record at the close of business on October 22, 1997, will be entitled to notice of and to vote at this annual meeting, or any adjournment or adjournments thereof. Management will vote its proxies to adjourn the meeting, if necessary, to insure that the Proposal to approve the sale of DataMed is approved.




     Date:  October __, 1997       By Order of the Board of  Directors:


                                   Michael I. Ruxin, M.D., Chairman of the
                                   Board of Directors and Chief Executive
                                   Officer

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                         YOUR VOTE IS IMPORTANT

                      GLOBAL MED TECHNOLOGIES, INC.

                             PROXY STATEMENT
                   FOR ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON DECEMBER 2, 1997

                             October__, 1997

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF GLOBAL MED TECHNOLOGIES, INC. (THE "COMPANY") TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS AT 10:00 A.M. (MOUNTAIN TIME), ON DECEMBER 2, 1997 AT THE COMPANY'S OFFICES AT 12600 WEST COLFAX, SUITE A-500, LAKEWOOD, COLORADO 80215. THE PROXY AND PROXY STATEMENT ARE BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 23, 1997.


                          REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposal as indicated by the shareholder. The Proxy may be revoked by the shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                              SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally, by telephone or otherwise, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF


     Shareholders of record at the close of business on October 22, 1997 will be entitled to vote on all matters. On the record date the Company had 8,135,755 shares of Common Stock, $.01 par value (the "Common Stock"), outstanding. The holders of the Common Stock are entitled to one vote per share. The Company has no class of voting securities outstanding other than its Common Stock. One third of the issued and outstanding shares of the Company's Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders' meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not affect the outcome of the voting on

Proposals One, Two, Three or Four.


     The following table sets forth certain information as of October 22, 1997 regarding the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group:


Name and Address of                                 Amount and Nature of       Percent
Beneficial Owner                  Title             Beneficial Ownership(1)    of Class
---------------------            -----              -----------------------    --------

Michael I. Ruxin, M.D.(8)     Chairman of the Board         906,250(2)          11.1%
12600 W. Colfax               and CEO
Suite A-500
Lakewood, CO 80215



Joseph F. Dudziak             President and COO             151,914(3)           1.8%
12600 W. Colfax
Suite A-500
Lakewood, CO 80215



William J. Collard (8)        Secretary/Treasurer,          613,006(4) (5)       7.5%
11121 Sun Center Drive        Director and Wyndgate
Suite C                       President (11)
Rancho Cordova, CA 95670



Gerald F. Willman, Jr. (8)   Director and Wyndgate          882,514(6)          10.9%
11121 Sun Center Drive       Vice President (11)
Suite C
Rancho Cordova, CA 95670



Bart K. Valdez                Chief Financial                52,800(10)          0.7%
12600 W. Colfax Ave.          Officer and Director of
Suite A-500                   DataMed Operations
Lakewood, CO 80215



Lori J. Willman (8)                                         882,514(7)          10.9%
11121 Sun Center Drive
Suite C
Rancho Cordova, CA 95670


                                   -2-



Gordon E. Segal               Director                      256,250(9)           3.2%
340 W. 57th, Apt. 9J
New York, NY 10019



All Directors and Executive                               2,862,734             34.3%
Officers as a group (6 persons)

--------------------
(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 6,250 shares underlying warrants issued in connection with the purchase of the Company's 10% Notes.


(3) Includes options to purchase 125,000 shares at $1.81 per share and 12,500 shares underlying warrants issued in connection with the purchase of the 10% Notes.

(4) Includes 15,000 shares underlying warrants issued in connection with the purchase of the 10% Notes.
(5) William J. Collard has granted individual options to an employee of Wyndgate to purchase all or any part of 1,633 of his shares of the Company, exercisable until September 21, 2005.
(6)  Includes 346,481 shares owned by Lori J. Willman, the spouse of Gerald
     F. Willman, Jr. Gerald F. Willman, Jr. has granted individual options to certain employees of Wyndgate to purchase all or any part of 109,434 of his shares of the Company, exercisable until September 21, 2005.
(7) Includes 536,033 shares owned by Gerald F. Willman, Jr., the spouse of Lori J. Willman.

(8) On November 14, 1996, Michael I. Ruxin, William J. Collard, Gerald F. Willman, Jr., Lori J. Willman, Timothy J. Pellegrini and Gordon Segal (collectively, the "Shareholders") entered into a Proxy and Right of First Refusal Agreement (the "Shareholders Agreement") with ODSI pursuant to which each of the Shareholders granted an irrevocable proxy to ODSI to vote their shares of the Company's Common Stock (i) in favor of a proposal to approve any definitive agreement between the Company and ODSI relating to the Technology, or (ii) on any other proposal relating to the sale of any of the stock of the Company or all or substantially all of the assets of the Company or any of the Technology, unless prior to the date of the shareholders' meeting, the definitive agreement has been terminated under certain conditions. Unless earlier terminated, the proxy granted by each of the Shareholders expires November 14, 1997. Each of the Shareholders also granted ODSI a right of first refusal to purchase the Shareholder's shares until November 14, 1997, in the event such Shareholder proposes to transfer, dispose of, or otherwise sell such Shareholder's shares to any third party or grant to any third party an option or other right to buy any shares of the Company's Common Stock held by such Shareholder. In July 1997, ODSI relinquished the right of first refusal in connection with the Company's extension to September 30, 1997 of ODSI's right to negotiate with the Company, on a non-exclusive basis, with respect to the Technology. In September, 1997, the parties agreed to a further extension to December 31, 1997.


(9) Includes 6,250 shares underlying warrants issued in connection with the 10% Notes. Does not include 30,000 shares underlying unvested options.


(10) Includes 2,800 shares underlying warrants issued in connection with the 10% Notes and options to purchase 50,000 shares at $1.81 per share.


CHANGE IN CONTROL
-----------------

     No change in control of the Company has occurred since the beginning of the last fiscal year.

                    DIRECTORS AND EXECUTIVE OFFICERS

     The following are the current directors and executive officers of the
Company:
                                                               Officer or
     Name                     Age     Position               Director Since
     ----                     ---     --------               ---------------

     Michael I. Ruxin, M.D.   51      Chairman of the Board      1989
                                      and CEO

     Joseph F. Dudziak        59      President and COO          1995

     William J. Collard       56      Secretary/Treasurer,       1995
                                      Director and Wyndgate
                                      President

     Gerald F. Willman, Jr.   40      Director and Wyndgate      1995
                                      Vice-President

     Bart K. Valdez           34      Acting Chief Financial     1996
                                      Officer and DataMed
                                      Director of Operations

     Gordon E. Segal          45      Director                   1997

     MICHAEL I. RUXIN, M.D., the founder of the Company, has been an officer and director of the Company since its incorporation in 1989 and is currently the Chairman and Chief Executive Officer of the Company. From 1982 to 1994, Dr. Ruxin was a director of GeriMed of America, Inc., a private company administering senior health care centers. From 1985 to 1993, Dr. Ruxin was an officer and director of CBL Medical, Inc. ("CBL"), a public company which managed multiple medical groups, including Medcomp Medical Group which was a group of small clinics owned by Dr. Ruxin. CBL focused on providing second opinions on workers compensation claims. Dr. Ruxin left CBL management in 1988 to found the Company although he remained on the board of CBL due to his continued ownership of clinics until 1993. Five years after Dr. Ruxin left CBL management, in 1993, CBL filed a Petition under Chapter 7 of the Federal Bankruptcy Code to liquidate due to a change in the workers compensation regulations in the State of California. Dr. Ruxin received a B.A. degree from the University of Pittsburgh and an M.D. degree from the University of Southern California. Dr. Ruxin is a licensed physician in California and Colorado. He is a member of the American Association of Medical Review Officers.

     JOSEPH F. DUDZIAK has been President and Chief Operating Officer of the Company since June 1995. From January 1993 to June 1995, he was employed as a "site executive" with Analysts International Corporation, a contract consulting firm engaged primarily in development and support of software. From August 1991 to December 1992, he was a self-employed executive consultant, during which time he provided consulting services primarily to The Wyndgate Group, Ltd., which merged with the Company in May, 1995, in the areas of product development and marketing and the development of a business plan. For the 30 years prior to August 1991, Mr. Dudziak was employed in various capacities (most recently as a group Vice President) by Control Data Corporation ("CDC"), which was involved in the computer systems, software and information management businesses.

     WILLIAM J. COLLARD has been a director and the Secretary/Treasurer of the Company and the President of Wyndgate since May 1995. From 1984 to May 1995 he was president and a director of The Wyndgate Group, Ltd., and responsible for directing the sales, operations and research and development efforts of The Wyndgate Group, Ltd. From 1976 to 1984, Mr. Collard was the executive director of Sigma Systems, Inc., a company that provides colleges and other institutions with administrative computer applications. Mr. Collard received a B.S. degree in Business Administration (Finance) and an M.S. degree in Business Administration (Quantitative Methods) from California State University.

     GERALD F. WILLMAN, JR. has been a director of the Company and the Vice President of Wyndgate since May 1995. Mr. Willman was director and then a Vice President of The Wyndgate Group, Ltd., from 1984 to 1995 and was responsible for the overall design and development of the products developed by The Wyndgate Group, Ltd., including research of new technologies. Prior to his employment at The Wyndgate Group, Ltd., he was employed as a development team leader at Systems Research, Inc. Mr. Willman received a B.S. degree from Hampden Sydney College and M.B.A. degree from National University.


     BART K. VALDEZ, has been the Director of Operations for DataMed since October 1996 and the Principal Financial Officer since June 1997. He was Director of Finance and Operations and also acted as the Principal Financial Officer for the Company from June 1995 through mid-October 1996. Mr. Valdez functions under the direct supervision of the President and is accountable for the effective operations of the account management team, medical review, data management, vendor management and information systems departments. From 1989 to joining the Company in 1995, he was employed by Baxter International, Inc., a medical supply and manufacturing company, most recently as Regional Director of Operations for the Mountain Region. Mr. Valdez received a B.S. degree in Management from Colorado State University and a M.B.A. degree in Finance from the University of Colorado. In October 1997, the Company and Mr. Valdez entered into a severance agreement pursuant to which Mr. Valdez is to receive a lump sum payment of $55,000 upon the closing of the sale of DataMed and 50,000 fully vested options granted on August 25, 1997, which are exercisable over a ten year period at $1.81 per share.


     GORDON E. SEGAL, M.D., has been a director of the Company since April, 1997. Since December 1995, he has been co-founder and principal of M & S Ventures, a privately held investment venture capital firm specializing in biotechnology and health care companies. From

January 1992 to December 1995, Dr. Segal was a private venture capitalist. Dr. Segal received a B.A. degree in 1973 from Southern Methodist University and an M.D. degree in 1978 from the University of Tennessee. Dr. Segal is a licensed physician in New York and is a board certified anesthesiologist.

     The directors of the Company are elected to hold office until the next annual meeting of shareholders or until a successor has been elected and qualified. Officers of the Company are elected annually by the Board of Directors and hold office until their successors are duly elected and qualified.

     No arrangement or understanding exists between any of the above officers and directors pursuant to which any one of those persons was selected to such office or position. None of the directors hold directorships in other companies.

     During the last fiscal year the Company's Board of Directors held four
(4) meetings and took unanimous action through nine (9) sets of minutes of action. All directors attended all four meetings held.

     The Company has no nominating committee.

     The Company's Audit/Systems Committee acts as the liaison between the Company and its independent public accountants. Dr. Ruxin is currently the only member of this committee. The Audit Committee did not hold any meetings during 1996. The Audit/Systems Committee is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and will meet with the accountants to review the progress and results of their work, as well as any recommendations the accountants may offer. The Audit/Systems Committee will also review the fees of the independent accountants and make recommendations to the Board of Directors as to the appointment of the accountants. In connection with the Company's internal accounting controls, the Audit/Systems Committee will review the internal audit procedures and reporting systems in place at the Company and review their accuracy and adequacy with management and with the Company's independent accountants.

     The Company's Compensation Committee, which will recommend compensation levels to the Board of Directors, consists of Dr. Ruxin and Mr. Collard who have met once as a committee. The Compensation Committee will review salaries, bonuses, and other forms of compensation for officers and key employees of the Company and its subsidiaries, and will establish salaries, benefits, and other forms of compensation for new employees. Included in the Compensation Committee's responsibility is the issuance of stock bonuses and stock options under the Company's two stock option/bonus plans. In addition, the Compensation Committee will review other matters concerning compensation and personnel as the Board of Directors may request. The Compensation Committee will design the Company's compensation to enable the Company to attract, retain, and reward highly qualified executives, while maintaining a strong and direct link between executive pay, the Company's financial performance, and total stockholder return. The Compensation Committee believes that officers and certain other key employees should have a significant stake in the Company's stock price performance under programs which link executive compensation to stockholder return.

FAMILY RELATIONSHIPS
--------------------

     There are no family relationships among the Company's officers and directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the outstanding common stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and Nasdaq. As the Company was not subject to the Exchange Act during fiscal 1996, no reports were required to be filed under Section 16(a).

            COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE
--------------------------

     The following table sets forth information regarding compensation paid to the Company's CEO and the other executive officers of the Company who received in excess of $100,000 of salary and bonus from the Company during the fiscal years ended December 31, 1994, 1995 and 1996:

                         Annual Compensation ($$)       Long Term Compensation
                         ------------------------       ----------------------
                                                                Awards
                                                                ------
                                                       Restricted
Name and                                                Stock        Options          Other
Position                Year     Salary     Bonus       Awards        & SARs       Compensation
--------                ----     ------     -----       -------       ------       -------------
                                  ($$)       ($$)         ($$)         (##)            ($$)

Michael I. Ruxin,      1996     $195,000       -0-       -0-           -0-        $ 16,520(1)
Chairman and CEO       1995     $190,000       -0-       -0-           -0-        $ 16,520(1)
                       1994     $180,000       -0-       -0-           -0-        $  8,216(2)

Joseph F. Dudziak,     1996     $110,000       -0-       -0-          25,000(3)   $  4,800(4)
President and COO      1995     $105,000       -0-       -0-         100,000(3)   $  4,800(4)
                       1994        -0-         -0-       -0-           -0-        $   -0-

William J. Collard,    1996     $100,000       -0-       -0-           -0-        $180,400(5)
Secretary/Treasurer    1995     $100,000       -0-       -0-           -0-        $ 30,400(5)
 and Director,         1994     $ 75,000    $ 100(6)     -0-           -0-        $   -0-
Wyndgate President

--------------------
(1) Dr. Ruxin receives $5,000 per annum in life insurance premiums and a $960 per month car allowance.
(2) Dr. Ruxin received a car allowance of $368 per month, and $3,800 in life insurance premiums.
(3) In June 1995, Mr. Dudziak received options to purchase 100,000 shares exercisable at $2.45 per share. In September 1996, Mr. Dudziak received options to purchase 25,000 shares exercisable at $2.50 per share. These options vest at the rate of 20% per year. No value has been attributed to these options since the exercise price was the estimated fair value of the Company's shares at the time of grant.
(4)  Mr. Dudziak receives $400 per month car allowance.
(5) Mr. Collard receives a $450 per month car allowance. In 1995, Mr. Collard received $25,000 under his non-compete agreement. In 1996, Mr. Collard received $175,000 under his non-compete agreement and reimbursement for a vacation in the approximate amount of $8,000.
(6)  In 1994, Mr. Collard received a performance bonus of $100.

OPTION GRANTS
-------------

      The following table sets forth certain information regarding options to purchase shares of Common Stock issued to Executive Officers of the Company during the fiscal year ended December 31, 1996:

                          OPTION GRANTS IN 1996

                          Number of     % of Total
                         Securities     Options
                         Underlying     Granted to
                           Options      Employees     Exercise   Expiration
   Name                   Granted       in 1996       Price         Date
   ----                   -------       -------       -----        -----

Joseph F. Dudziak         25,000(1)       10.8%       $2.50       09/30/06

Bart K. Valdez            30,000(2)       13.0%       $2.50       09/30/96

____________

(1) As originally granted, options to purchase 5,000 shares vest each year Mr. Dudziak remains in the employ of the Company, beginning September 30, 1997 and continuing each September 30 thereafter. Once vested, the options are exercisable for a ten year period. On August 25, 1997, Mr. Dudziak's options were modified in the following respects: (a) such options are immediately vested and (b) the exercise price of the options was reduced to $1.81 per share.


(2) As originally granted, options to purchase 6,000 shares vest each year Mr. Valdez remains in the employ of the Company, beginning September 30, 1997 and continuing each September 30 thereafter. Once vested, the options are exercisable for a ten year period. On August 25, 1997, Mr. Valdez's options were modified in the following respects:
     (a) such options are immediately vested; (b) the options are exercisable for a period of ten years without regard to Mr. Valdez's employment status with the Company and (c) the exercise price of the options was reduced to $1.81 per share.


     There were no options exercised during the last fiscal year by the Company's executive officers, and no value has been ascribed to their unexercised options at December 31, 1996 as there was no public market for the Company's Common Stock.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
--------------------------------------------------

     The Company has entered into an employment agreement with Dr. Ruxin for a period of five years commencing May 24, 1995. The initial term of this agreement can be extended at the close of the second year for an additional two years beyond the initial term (creating a term of seven years from May 24, 1995). Under the agreement, Dr. Ruxin receives a salary of $190,000 per year and certain other fringe benefits. Dr. Ruxin's employment agreement includes a cost-of-living increase at the rate of 2 1/2% per annum, plus any other increase which may be determined from time to time at the discretion of the Company's Board of Directors. Pursuant to the employment agreement, Dr. Ruxin is provided with a car on such lease terms to be determined by the Company, provided that the monthly operating costs (including lease payments) to be paid by the Company will not exceed $960. The agreement also includes a covenant not to compete for which Dr.
Ruxin was to be paid a lump sum of $115,000 on January 1, 1996.   No
payments have been made in connection with the covenant not to compete.
The covenant not to compete will terminate the later of five years from the date of the agreement or the term of the agreement; hence, the Company will not receive any benefit from the covenant not to compete unless the agreement is terminated prior to May 24, 2000. Dr. Ruxin has now agreed that such payment will have to be made only if and when the Company has sufficient cash flow, as determined by the Board of Directors. Dr. Ruxin's employment under the employment agreement may be terminated by Dr. Ruxin upon the sale by the Company of substantially all of its assets, the sale, exchange or other disposition of at least 40% of the outstanding voting shares of the Company, a decision by the Company to terminate its business and liquidate its assets, the merger or consolidation of the Company with another entity or an agreement to such a merger or consolidation or any other type of reorganization, or if the Company makes a general assignment for the benefit of creditors, files for voluntary bankruptcy or if a petition for the involuntary bankruptcy of the Company is filed in which an order for relief is entered and remains in effect for a period of thirty days or more, or if the Company seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the Company or any material part of its assets. Dr. Ruxin's employment under the employment agreement also may be terminated by reason of Dr. Ruxin's death or disability or for cause as set forth in the employment agreement. If the agreement is terminated by the Company for any reason other than cause or permanent disability, the Company must pay Dr. Ruxin a lump sum severance payment of $2.5 million.


     On May 24, 1995, the Company also entered into a five year employment agreement with William J. Collard which contains the same extension provision and reasons for termination as does Dr. Ruxin's agreement, and provides for an annual salary of $100,000. Mr. Collard's employment agreement includes a cost-of-living increase at the rate of 2 1/2% per annum, plus any other increase which may be determined from time to time at the discretion of the Company's Board of Directors. Mr. Collard's agreement also contains a covenant not to compete, with payments of $100,000 for the covenant to have been made on January 1, 1996 and May 24, 1996, respectively. Aggregate payments of $200,000 were made as follows:
$25,000 in December, 1995; $75,000 in January, 1996; and $100,000 in May,
1996. The covenant not to compete will terminate the later of five years from the date of the agreement or the term of the agreement; hence, the Company will not receive any benefit from the covenant not to compete unless the agreement is terminated prior to May 24, 2000. If Mr. Collard's agreement is terminated by the Company for any reason other than cause or permanent disability, the Company must pay him a lump sum severance payment of $2.5 million. Mr. Collard also receives a car allowance of $450 per month. Mr. Collard received approximately $8,000 for vacation related expenses during 1996. During 1997, Mr. Collard received approximately $11,000 for tax expenses related to the May 1995 Wyndgate merger.



     The Company also has an employment agreement with Gerald F. Willman, Jr. which contains an extension provision for the term of the agreement and reasons for termination similar to those of Dr. Ruxin and Mr. Collard with an annual salary of $95,000, except the initial term is for three years commencing May 24, 1995 and the extension is for an additional two years. Mr. Willman's employment agreement includes a cost-of-living increase at the rate of 2 1/2% per annum, plus any other increase which may be determined from time to time in the discretion of the Company's Board of Directors. The employment agreement requires that if he is terminated by the Company for any reason other than cause or permanent disability, the Company must pay Mr. Willman a lump sum severance payment of $1.0 million. Mr. Willman received approximately $8,000 for vacation related expenses in 1996. During 1997, Mr. Willman received approximately $25,000 for tax expenses related to the May 1995 Wyndgate merger.


     On June 28, 1995, the Company entered into a two year employment agreement with Joseph F. Dudziak for a two year term pursuant to which Mr. Dudziak earns a salary of $105,000 per year. Mr. Dudziak's employment agreement contains the same reasons for termination as the other employment agreements described above, but does not include the same extension provision or an annual cost-of-living increase. However, if increased, his salary may not be decreased thereafter during the term of the agreement without Mr. Dudziak's consent. If Mr. Dudziak's employment is terminated by the Company for any reason other than for cause or permanent disability, the Company is required to pay Mr. Dudziak his salary and benefits for the full two years. Mr. Dudziak is entitled to certain incentive compensation based on the Company's pre-tax profits for 1996, which were not met. The agreement also grants Mr. Dudziak options to purchase an aggregate of 100,000 shares of the Company's Common Stock. Subject to early vesting in certain circumstances, the options vest over a five year period at the rate of 20% per year and are exercisable at $2.45 per share, which was the estimated fair value of the shares at the time of grant. Mr. Dudziak receives a car allowance of $400 per month. In May, 1997, the Company paid Mr. Dudziak approximately $25,000 for moving expenses incurred in 1995 in connection with his employment by the Company. The employment agreement with Mr. Dudziak has expired; however, he is continuing to be employed under the same terms.

COMPENSATION OF DIRECTORS
-------------------------

     STANDARD ARRANGEMENTS. Members of the Company's Board of Directors are not compensated in their capacities as directors. However, the Company reimburses all of its officers, directors and employees for accountable expenses incurred on behalf of the Company.

     OTHER ARRANGEMENTS. The Company has no other arrangements pursuant to which any director of the Company was compensated during the year ended December 31, 1996.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1996, Gordon Segal, Michael I. Ruxin, William J. Collard, Joseph F. Dudziak and Bart K. Valdez, officers and directors of the Company, purchased 10% Notes in the principal amounts of $25,000, $25,000, $60,000, $50,000 and $11,200, respectively, in the 10% Note offering by the Company. Drs. Segal and Ruxin and Messrs. Collard, Dudziak and Valdez were also issued warrants to purchase 6,250, 6,250, 15,000, 12,500 and 2,800 shares of the Company's Common Stock, respectively, at $3.75 per share in connection with their purchase of the 10% Notes. The purchases of the 10% Notes were on the same terms and conditions as purchases by non-affiliates. In March 1997, Drs. Segal and Ruxin, and Messrs. Collard and Valdez were repaid the principal amounts of their 10% Notes, plus interest thereon. Joseph F. Dudziak converted his

10% Note, plus the accrued interest thereon, into a total of 14,414 shares of Common Stock ($3.75 per share).

     The Board of Directors of the Company has adopted resolutions that no business transaction, loan or advance will be made by the Company to any officer, director or holder of more than 5% of the Company's Common Stock, or any affiliate thereof, unless it has been established that a bona fide business purpose exists, that all future transactions between the Company and its officers, directors, or principal shareholders, or any affiliate of any of such person, must be approved or ratified by a majority of the disinterested directors of the Company, and the terms of such transaction must be no less favorable to the Company than could have been realized by the Company in an arms-length transaction with an unaffiliated person. The Company believes that all ongoing transactions with the Company's affiliates are on terms no less favorable than could be obtained from unaffiliated third parties.

     The Board of Directors of the Company has also adopted a resolution that provides that the areas of business in which the Company shall be interested for the purpose of the doctrine of corporate opportunities shall be the business of information management software products and services. Any business opportunity which falls within such areas of interest must be brought to the attention of the Company for acceptance or rejection prior to any officer or director of the Company taking advantage of such opportunity. Any business opportunity outside such areas of interest may be entered into by any officer or director of the Company without the officer or director first offering the business opportunity to the Company.

     The Chairman and Chief Executive Officer of the Company, Dr. Michael
I. Ruxin, is a guarantor of certain capital lease obligations of the Company totalling approximately $1.1 million. The sale of DataMed will result in the termination of a portion of such capital lease obligations and NMRO and/or SAT will enter into new capital lease agreements. As a result, Dr. Ruxin will be released from his guarantees of approximately $500,000 on capital lease obligations.

     On May 5, 1995, the shareholders of the Company approved a loan in the amount of $161,500, with interest at 8% per annum, made by the Company to Sonya M. Levine, the wife of Michael I. Ruxin, in 1994, which had not previously been approved by the shareholders in accordance with Colorado corporate law. Effective June 30, 1995, the Company forgave Ms. Levine's note in consideration of the forgiveness of a note payable by the Company to Dr. Ruxin in the same amount and at the same interest rate as Ms. Levine's note.

     In June 1995, the Company agreed to pay approximately $35,000 in tax liability incurred by the shareholders of The Wyndgate Group, Ltd. (an "S" corporation) in connection with the merger between The Wyndgate Group, Ltd. and the Company. This amount was paid in 1997.

                              PROPOSAL ONE


               AMENDMENT OF THE ARTICLES OF INCORPORATION
       TO PROVIDE FOR CLASSIFICATION OF DIRECTORS AND ELECTION FOR
                             STAGGERED TERMS

     The Company's By-Laws presently provide that the directors shall be elected at each annual meeting of the shareholders, which is to be held annually. Presently there are four directors and the Board is not divided into classes. The Board of Directors has passed and is presenting for shareholder approval a proposal to approve an amendment to the Company's Articles of Incorporation to cause the Board to be classified.

     If Proposal One is approved, the Board of Directors will be divided into Class I, Class II and Class III Directors, with one class to be elected every year. The Class I Director or Directors terms of office would expire at the first Annual Meeting of Shareholders to be held in 1998; the term of office for the Class II Director or Directors would expire at the second Annual Meeting of Shareholders to be held in 1999; and the terms of the Class III Directors would expire at the third Annual Meeting of Shareholders to be held in 2000. Upon the expiration of the initial staggered terms, Directors would be elected for three year terms to succeed those Directors whose terms expire.

     It is therefore proposed that the Company's Articles of Incorporation be amended to add a new Article VIII which would read as follows:

                              ARTICLE VIII
                           BOARD OF DIRECTORS

          The Board of Directors shall be divided into three classes on the dates and in the manner set forth below. Each class of Directors shall consist, as nearly as possible, of one-third of the total number of Directors. The Class I Directors term shall expire at the first Annual Meeting of Shareholders to be held in 1998; the Class II Directors term shall expire at the second Annual Meeting of Shareholders to be held in 1999; the Class III Directors term shall expire at the third Annual Meeting of Shareholders to be held in 2000. Upon expiration of the initial staggered terms, Directors will be elected for three years to succeed those Directors whose terms expire. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Company, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders. Vacancies which occur during the year may be filled by the Board of Directors to serve for the remainder of the initial term of each class.

     In the event this Proposal Five is approved, the amendment to the Company's Articles of Incorporation relating to the classification of Directors will become effective upon the filing with the Secretary of State of the State of Colorado of a certificate with respect to such amendment.

INTEREST OF MANAGEMENT IN MATTERS TO BE VOTED UPON

     The present directors of the Company may have longer terms of office if Proposal One is adopted.

EFFECTS OF ADOPTION OF PROPOSAL ONE

     Anti-Takeover Effects. The Board of Directors presently consists of four members. Under the proposal, it will be divided into three classes and one Director will be elected in each Class, except for Class III, which shall have two Directors. Each Class will have a term of one to three years.

     This proposal, if adopted, could have the effect of discouraging, or making it more difficult to effect a merger, tender offer, the assumption of control by a holder of a large block of the Company's Common Stock, or the removal of incumbent management, because the proposed amendment would require a longer period of time to change the Board even if a majority of the shareholders desired a change. This effect could occur even if such actions would be favorable to the interest of the shareholders. However, the Board is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

     In addition, the Company's Articles of Incorporation prohibit cumulative voting in the election of Directors. The prohibition on cumulative voting, the proposed separate classification of Directors and the staggered terms of Directors could have the effect of discouraging possible take-overs of the Company.

MANAGEMENT RECOMMENDATION

     Management recommends approval of Proposal One. Management believes the proposal will help assure continuity and stability in the Board membership. The Board of Directors believes that the classification of the Board of Directors effected by the proposed amendment will serve the best interests of the Company and its shareholders.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of Company Common Stock issued and outstanding is required to approve Proposal One. The Officers and Directors have advised the Company that they plan to vote their shares of Company Common Stock in favor of Proposal One.

                           PROPOSAL NUMBER TWO

                       ELECTION OF FOUR DIRECTORS


     The Company's Board of Directors intends to recommend the election to the Board of the four nominees listed below. If Proposal One is approved and the Company's Articles of Incorporation are amended to provide for a classified Board of Directors with staggered terms, the Directors would be assigned to the classes specified and for the terms so indicated, to hold office until the Annual Meeting of Shareholders in the year indicated and/or until their successors are elected and qualified or until their earlier death, resignation or removal. If Proposal One is not approved, each of the Directors would hold office until the next Annual Meeting of Shareholders and/or until their successors are elected and qualified or until their earlier death, resignation or removal.

     All members of the present Board of Directors have been nominated for reelection to the Board. The persons named as "proxies" in the enclosed form of Proxy, intend to vote for the four nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Annual Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee and nominees, if any, as shall be designated by the Board of Directors.
In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors.
The Officers and Directors have advised the Company that they plan to vote their shares in favor of each of the nominees set forth below.

NOMINEES

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated, assuming for these purposes the approval by the shareholders of Proposal One and the related amendment of the Articles of
Incorporation:

                 CLASS I NOMINEE - TERMS EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 1998


Name                      Age      Position       Year First Director
----                      ---      --------       -------------------

Gordon E. Segal, M. D.    45       Director             1997

                CLASS II NOMINEE - TERMS EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 1999

Name                      Age      Position       Year First Director
----                      ---      --------       -------------------

Gerald F. Willman, Jr.    40       Secretary            1995



                CLASS III NOMINEE - TERMS EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 2000

Name                      Age      Position       Year First Director
----                      ---      --------       -------------------

Michael I. Ruxin, M.D.    51       Chief Executive      1989
                                   Officer

William J. Collard        56       Secretary/Treasurer  1995
                                   and Wyndgate
                                   President


     If Proposal One is approved by the Shareholders, the Board of Directors will amend the Bylaws to provide for classification of the Board.

     Additional information regarding the nominees for directors and the executive officers, compensation of executive officers, related party transactions involving the Company and the directors and executive officers and their affiliates, compliance with Section 16(a) of the 1934 Act and information regarding Board committees and meetings of the Board and committees can be found beginning on page 5 of this Proxy Statement.

VOTE REQUIRED

     Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director
nominees.   Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.



                          PROPOSAL NUMBER THREE

                 SALE OF DATAMED INTERNATIONAL DIVISION


     The Company has entered into an Asset Purchase Agreement (the "Agreement"), subject to shareholder approval and other conditions, with National Medical Review Offices, Inc. ("NMRO"). Under the terms of the Agreement, the Company will sell NMRO certain assets of the Company's

DataMed International division ("DataMed"). NMRO has advised the Company that it intends to resell DataMed to Substance Abuse Technology, Inc. ("SAT"), a publicly held corporation, following closing of the Agreement.


     In consideration for DataMed assets it is purchasing, NMRO will (i) pay the Company $1.2 million in cash, (ii) assume certain capital lease obligations, (iii) assume certain accounts payable and accrued expenses related to DataMed and (iv) be assigned certain accounts receivable related to DataMed. The Company and Michael I. Ruxin will agree that neither will compete in the substance abuse testing business, and that each will maintain confidentiality of the trade secrets of such business and will agree not to solicit NMRO's employees. The Company expects that NMRO and/or SAT will hire certain of DataMed's employees, including Bart K. Valdez, Chief Financial Officer of the Company and Director of Operations for the DataMed, following the closing.

     The terms of the Agreement with NMRO resulted from arm's length negotiations between representatives of the Company and representatives of NMRO.

     NMRO is a privately held corporation engaged exclusively in substance abuse testing. Its corporate offices are located at 5750 Wilshire Boulevard, Suite 275, Los Angeles, California 90036, telephone number
(800) 733-6676. It has regional offices located in Overland Park, Kansas and Bloomington, Minnesota.

     SAT is a publicly held corporation with corporate offices located at 4517 N.W. 31st Avenue, Ft. Lauderdale, Florida 33309, telephone number
(954)739-9600.

DATAMED

     The Company is comprised of two operating divisions, Wyndgate Technologies ("Wyndgate") and DataMed. Wyndgate designs, develops, markets and supports health care information management software products for blood banks, hospitals and other facilities. Revenues are derived from the licensing of software, the provision of consulting and other value-added support services and the sale of related hardware and software obtained from vendors. DataMed is in the business of substance abuse testing and medical surveillance management services, including medical review officer functions, data management, record storage and coordination of all substance abuse testing program elements. Revenues for DataMed are derived from the provision of substance abuse testing management services and the coordination of laboratory and collection site services for substance abuse tests. The Company, through its operating divisions, serves international, national and regional clients in a variety of industries.

     Founded in 1989, DataMed manages and markets a variety of services that are designed to assist companies with administering substance abuse testing programs. Due to federal regulations, employers involved in commercial transportation must comply with requirements mandating substance abuse testing of employees in safety sensitive positions and substance abuse awareness education for supervisors and employees. Additionally, federal substance abuse testing requirements mandate the use of a Medical Review Officer ("MRO") to evaluate the quality and accuracy of a testing laboratory and determine legal versus illegal use of controlled substances. DataMed provides customized substance abuse testing management services to companies. DataMed coordinates and actively manages the specimen collection process, the laboratory testing process, the MRO review process, the process of random testing, the blind sample quality control process, the substance abuse testing process and the data management process, including compliance reporting and record storage. DataMed arranges for specimens to be tested by a qualified laboratory and monitors the performance of: testing laboratories; specimen collection providers; MROs; and the overall quality of information that is received, stored and reported. DataMed currently provides substance abuse testing management services to a number of clients worldwide.

     In the Company's experience, many substance abuse testing programs for Fortune 1000 companies are internally managed. Companies contract with laboratory and collection sites and utilize internal resources to manage substance abuse processes. However, the Company believes that some companies appear to be shifting to outsourced substance abuse program management in an attempt to reduce overall costs as well as to increase overall quality.

     The current market for the substance abuse testing industry consists of the regulated markets and the unregulated markets. The regulated markets include all employees that fall under federal regulations for commercial transportation, with the largest concentration in the motor carrier industry. Additionally, regulated employees are subject to random substance abuse testing, post-accident testing and "reasonable suspicion" testing. The unregulated market primarily consists of companies testing new employees.

     Currently, the specimen substance abuse testing industry has several large nationally known laboratories, such as Quest Diagnostics, Inc., Lab Corp. and SmithKline-Beecham, offering drug testing lab analysis.

     The U.S. Department of Transportation ("DOT") has ruled that activities involving the management of MRO services or activities that give the appearance of any type of financial arrangement between an MRO and a laboratory are prohibited from being conducted by the laboratory. The net effect of this ruling is to limit the laboratory's ability to provide drug testing management services. Therefore, with respect to testing performed under DOT regulations (which is the standard by which all substance abuse testing programs are measured), the laboratory cannot provide full service substance abuse testing program management and meet DOT requirements.

     Companies that manage their own substance abuse testing programs are required to remain abreast of changing DOT regulations and their implications as well as maintain significant amounts of data that must be processed, audited and stored. A significant amount of work is required in administering substance abuse testing programs, and these programs are
complex to manage.    The Company believes that these factors have created
a market opportunity for third-
party administrators or program management companies since it appears some companies are moving to outsource substance abuse testing program management.

     DataMed's service allows a company that no longer wants to micro-manage its substance abuse program to outsource the administration of its entire substance abuse program. DataMed's goal has been to help a company increase total program quality and decrease total program costs. DataMed coordinates or actively manages the specimen collection process, the laboratory testing process, the medical review officer process, random testing process, the blind sample quality control process, the substance abuse testing process and the data management process, including compliance reporting and record storage. DataMed's services can be purchased independently or as a management package. DataMed has two basic levels of management services: ProScreen(TM) and ProScreen Plus(TM).

     ProScreen(TM) is DataMed's program coordination service and is designed to attract the medium to large customer operating in either a regulated or unregulated environment. ProScreen(TM) is a solution for clients that realize their programs are large enough to have become a burden, but small enough not to warrant a full time employee. DataMed, through its ProScreen(TM) service, offers companies a limited range of "pro-active" management services designed to ease the burden of an internally managed program. ProScreen(TM) can also be an entry point for a client that wants to eventually move to a ProScreen Plus(TM) level of service.

     ProScreen Plus(TM) is a customized service designed to attract Fortune 1000 clients who have decided to outsource the management of their entire program. Through its ProScreen Plus(TM) product, DataMed focuses its efforts on helping the large organization concentrate on its core business, increase program quality and reduce total program costs.

     A customer may have programs that are federally regulated, unregulated or both. Fortune 1000 customers tend to have both regulated and unregulated programs. The Federal Highway Administration oversees the largest percentage of regulated testing. Companies regulated by the Federal Aviation, Transit and Railroad Administrations (and other federal organizations) are also subject to federally mandated programs.
Unregulated testing accounts for the largest market segment and is driven by company policy.

     International companies are also potential customers. DataMed currently provides substance abuse testing management services to a number of companies internationally. However, the management of the Company believes that the international market is expected to grow at a slower rate due to lack of governmental regulations. Department of Transportation regulations adopted after the passage of The North American Free Trade Agreement require Mexican and Canadian transportation companies using U.S. road systems in cross-border trade to comply with U.S. Department of Transportation regulations, including substance abuse testing.

CONSIDERATION REGARDING THE PROPOSED SALE

     From inception to June 30, 1997, the Company incurred cumulative net losses of approximately $11.1 million. DataMed has incurred cumulative losses of approximately $6.1 million through June 30, 1997, which includes a loss of approximately $880,000 for the six months ended June 30, 1997. During late 1996 and early 1997, the Company terminated contracts with certain small accounts in an effort to make DataMed more efficient. Despite these efforts, however, the Company continued to incur losses from DataMed of approximately $100,000 to $150,000 per month, which management realized could not be reduced or avoided while continuing to service DataMed's customer base. As a result, in January 1997, the Company began to more seriously consider indications of interest it received from others regarding the possible sale of the DataMed.

     Because the Company's marketing and sales efforts are and will continue to be focused primarily on current and future Wyndgate products and services, revenues from DataMed were expected to become a smaller portion of revenues in relation to total revenues over the long term. The Directors believe that the sale of DataMed furthers the Company's strategic goals and is in the best interests of the Company's shareholders.


     On April 29, 1997, the Company received an offer for DataMed from NMRO for $750,000 and assumption of certain liabilities. The amount of the offer was deemed to be insufficient by the Company, and therefore was not accepted and expired by its terms on May 2, 1997.


     On June 16, 1997, the Board met to consider offers to purchase DataMed which it had received from NMRO and SAT. NMRO's offer provided for the payment of $1.025 million at closing and the assumption of unspecified obligations in exchange for DataMed's customer list, all accounts receivable, prepaid expenses, furniture, fixtures and equipment and certain other assets. The offer from SAT was for $1.05 million, payable at closing, and the assumption of current trade payables in exchange for the assets comprising DataMed. After considering both offers, the Board directed management to communicate with NMRO and SAT regarding certain questions the Board had pertaining to the specific assets to be acquired and specific liabilities to be assumed, including certain capital lease obligations, of DataMed.

     At its Board meeting on June 18, 1997, the Board considered new and more specific offers from NMRO and SAT. NMRO's new offer for DataMed's assets was $1.2 million payable at closing, and the assumption of accounts payable, capital leases, the remaining portion of DataMed's current office lease, accounts payable related to DataMed, and accrued payroll and accrued vacation pay for DataMed employees, the majority of which would be employed
by NMRO.   NMRO's offer also provided that the Company would enter into non-compete and confidentiality agreements related to the substance abuse testing business and an agreement not to solicit NMRO's employees. SAT's new offer was for $1.05 million payable at closing and 200,000 "stock grants" in exchange for all accounts payable, capital leases, the lease for the current premises used by DataMed and DataMed's accounts receivable. Both NMRO and SAT were willing to assume DataMed's operations until an agreement could be consummated. Both NMRO and SAT may employ Bart K. Valdez, Acting Chief Executive Officer for the Company and
Director of Operations for DataMed.   After consideration of both offers,
the Board directed the Chairman and CEO of the Company to contact the principals of both NMRO and SAT and to communicate certain additional questions which the Board had identified, as well as the following, which the Board determined to be important to its final decision:

     (i) The purchaser would purchase DataMed's assets for the purchase price agreed to, and there would be no reduction in the purchase price if DataMed customers did not subsequently enter into contracts with the purchaser for substance abuse testing services. The Board considered this important because DataMed's current contracts with its customers are not assignable, and therefore each customer would have the option of contracting with the purchaser of DataMed's assets or another company for substance abuse testing services.

     (ii) The demonstration of an ability to pay the purchase price, including the deposit of some portion of the purchase price in an escrow account prior to closing.

     (iii) Assumption of the operations of DataMed by July 11, 1997, or sooner if possible.

     The Board of Directors met again on June 20, 1997. The Board received a new offer from SAT, increasing its offer to $1.1 million in cash and 250,000 "stock grants," which the Board had been advised by SAT meant the issuance of restricted stock to be issued. The Board compared SAT's offer to NMRO's offer of $1.2 million, and considered whether the 250,000 shares of SAT stock substantially increased the purchase price. In this regard, the Board reviewed information concerning the number of shares of common stock outstanding of SAT, recent trading price of SAT's common stock, and recent daily trading volume, and the financial condition of SAT as reported in SAT's report for the nine months ended December 31, 1996 filed with the Securities and Exchange Commission, which showed a cumulative loss in excess of $48 million.

     The Board of Directors determination to accept NMRO's offer to purchase DataMed was based upon consideration of the following principal factors:

     (i) NMRO's reputation in the substance abuse testing industry and the fact that NMRO had been engaged solely in that business for eight years;

     (ii) NMRO's current market position in the substance abuse testing industry, and the Board's belief that more of DataMed's customers would enter into subsequent contracts for substance abuse testing services with NMRO because of its position in the industry;

     (iii) The unaudited financial information which had been provided to the Company by NMRO showed that NMRO had retained earnings. SAT, on the other hand, showed a cumulative loss in excess of $48 million as of December 31, 1996. The Board believed NMRO would be better able to service DataMed's customer contracts and to fund DataMed's expected losses.

     (iv) NMRO's agreement to assume the risk that DataMed customers would enter into subsequent contracts for substance abuse testing services with NMRO after the transaction was completed, and that there would be no reduction in the purchase price to be paid for DataMed if DataMed's customer(s) did not subsequently contract with NMRO for such services;

     (v) NMRO agreed to assume the operations of DataMed as of June 30, 1997; and

     (vi) NMRO agreed to assume and pay accounts payable and certain accrued expenses incurred by DataMed as of June 30, 1997, and assume certain capital lease obligations.

     On June 20, 1997, the Company sent a response to NMRO's June 18, 1997 offer which modified certain of the terms in NMRO's offer and contained additional provisions, all of which were agreed to by NMRO. Together, NMRO's June 18, 1997 letter and the Company's June 20, 1997 letter
comprised a letter of intent (the "Letter of Intent").   Included in the
Company's letter was a modification to the "Exclusive Dealings" paragraph of NMRO's letter which stated that, as a public company, the Company had a fiduciary duty to its shareholders to obtain the best offer possible for DataMed, taking into account the ability of the proposed purchaser to provide satisfactory services that DataMed is under contract to perform, as well as the total consideration to be received.

     On June 26, 1997, the Company received a new, verbal offer from SAT for $1.6 million plus the assumption of accounts payable and other scheduled liabilities. The Company advised NMRO of the new offer from SAT, and was advised by NMRO that NMRO could not match the amount offered by SAT. NMRO further advised the Company that NMRO would initiate litigation against the Company and the Board of Directors for breach of the Letter of Intent if the Company accepted the $1.6 million offer from SAT. The Board of Directors met on June 26, 1997, and voted to accept SAT's offer, provided that SAT would agree to indemnify the Company and the Board of Directors against any and all costs and expenses incurred in connection with any litigation instituted by NMRO arising out of the Letter of Intent and certain other conditions. SAT declined to proceed with its offer in light of the Company's indemnification requirement.


     The Company had retained the services of an independent accounting firm to value the DataMed Division and their valuation of DataMed was less than the purchase price of $1,200,000 obtained by the Company from NMRO. Because of the restrictions in the contract between the Company and the accounting firm, the specifics of the valuation report may not be disclosed.


     On July 7, 1997, the Company and NMRO entered into an Interim Management Agreement (the "Management Agreement") which provides for NMRO to control and direct the operations and business of DataMed from July 1, 1997 to the date the DataMed sale is closed. The Management Agreement is summarized below. On July 8, 1997, the Chairman and CEO of the Company was notified by the President of NMRO that NMRO was assigning it rights and obligations under the Management Agreement to SAT, which assignment occurred on July 15, 1997. The Company received a copy of a press release from SAT which stated that SAT had entered into an agreement to purchase DataMed from NMRO for $1.6 million, and that NMRO would serve as SAT's sole source provider of medical review officer services for a period of five years.

     All negotiations between the Company and NMRO and the Company and SAT were arms-length.

ASSET PURCHASE AGREEMENT

     On August 18, 1997, the definitive Asset Purchase Agreement was signed by the Company and NMRO. The following is a summary of what the Company believes are material features of the Asset Purchase Agreement.
Shareholders are advised to carefully read the Asset Purchase Agreement attached hereto as Exhibit A.


     PURCHASED ASSETS.   NMRO will purchase from the Company all of the
assets and assume certain liabilities associated with DataMed at June 30, 1997. The assets include accounts receivable, accrued accounts receivable (unbilled revenue), pre-paid expenses, customer list of DataMed, customer contracts, furniture, fixtures and equipment, names, telephone numbers, trade names and copyrighted materials. Included in the obligations assumed by NMRO are accounts payable (excluding intercompany payables), certain accrued expenses not to exceed approximately $127,000, capital leases of approximately $500,000, a new lease on approximately 10,500 square feet of office space in which DataMed's operations are located, accrued payroll and vacation pay for DataMed employees and certain sales commissions.


     PURCHASE PRICE.   In consideration for the Assets, NMRO shall pay
$1,200,000 at closing, $600,000 of which has been placed in an escrow account.

     FINANCING OF SALE. NMRO has advised the Company that it received the $600,000 which has been placed in escrow from SAT. The additional $600,000 of the purchase price will also be paid by SAT.

     EMPLOYEES.     At Closing, NMRO or SAT will offer to employ certain
employees of DataMed then actively employed by the Company at compensation levels to be negotiated, provided that NMRO or SAT may make changes in job description and other terms to meet operational objectives. Included in the employees expected to be employed is Bart K. Valdez, Chief Financial Officer and Director of Operations of DataMed.

     CONDITIONS.    Each party's obligations pursuant to the Asset Purchase
Agreement are subject to certain conditions, including the consent of the Company's shareholders.

     TERMINATION.   The Asset Purchase Agreement may be terminated by
mutual consent of both parties prior to the Closing Date. The Asset Purchase Agreement may also be terminated by either of the parties on the Closing Date in the event that all of the conditions precedent to a party's obligation to consummate the Closing have not been satisfied on or before the Closing Date.

     The Asset Purchase Agreement may be terminated by the Company in the event (i) a voluntary or involuntary proceeding involving NMRO is commenced under the United States Bankruptcy Code or if NMRO makes or commences negotiations for partial or complete assignment of its assets for the benefit of creditors; (ii) a receiver, custodian, examiner or trustee is appointed for any of NMRO's property or assets; (iii) NMRO is terminated, liquidated or dissolved; (iv) in the event the Company's shareholders do not approve the sale of DataMed within the time required, but only if the Company is not in breach of any material duty or obligation imposed upon the Company under the Asset Purchase Agreement and no event has occurred which with the giving of notice or the passage of time would constitute a breach by Company of any such material duty or obligation; (v) NMRO defaults in the performance of any material duty or obligation imposed on it pursuant to the Asset Purchase Agreement, which default is not corrected after written notice is given to NMRO by the Company. If the Company terminates the Asset Purchase Agreement as a result of any of the foregoing, except the failure of the Company's shareholders to approve the Asset Purchase Agreement, or if the Company terminates the Asset Purchase Agreement following the failure to satisfy any of its conditions precedent set forth therein, then the Asset Purchase Agreement and the Management Agreement will terminate, the Company will not be obligated to reimburse NMRO for its Expenses (as defined in the Management Agreement), and the Company will assume all rights (including rights to accounts receivable of DataMed) and all obligations and liabilities (including accounts payable) relating to the operation of DataMed after the date of such termination.
If the Company terminates the Asset Purchase Agreement because the Company's shareholders do not approve the Asset Purchase Agreement, then the Company retains all rights and all obligations and liabilities relating to the operation of DataMed prior to the Closing, and the Company will reimburse NMRO for its Expenses, as defined in the Management Agreement.

     The Asset Purchase Agreement may be terminated by NMRO in the event
(i) a voluntary or involuntary proceeding against the Company is commenced under the United States Bankruptcy Code or if the Company makes or commences negotiations for partial or complete assignment of its assets for the benefit of creditors; (ii) a receiver, custodian, examiner or trustee is appointed for any of the Company's property or assets; (iii) the Company is terminated, liquidated or dissolved, except if a third party expressly assumes the obligations and succeeds to the interests of the Company under the Asset Purchase Agreement; (iv) in the event the Company's shareholders do not approve the Asset Purchase Agreement and the transactions contemplated therein within the time required, but only if NMRO is not then in breach of any material duty or obligation imposed upon NMRO, and no event has occurred which the giving of notice or the passage of time would constitute a breach by NMRO of any such duty or obligation; or (v) the Company defaults in the performance of any material duty or obligation imposed on it pursuant to the Asset Purchase Agreement, which default is not corrected after written notice is given to the Company by NMRO. If NMRO terminates the Asset Purchase Agreement as a result of any of the foregoing or following the Company's failure to satisfy the conditions precedent set forth in the Asset Purchase Agreement (except the requirement to obtain the consents of other persons the Company will retain all rights (including rights to accounts receivable of DataMed) and all obligations and liabilities (including accounts payable) prior to the Closing, and the Company will reimburse NMRO for its Expenses, as defined in the Management Agreement.

     INTERIM MANAGEMENT AGREEMENT. Effective at Closing, the existing Interim Management Agreement (the "Management Agreement"), which was entered into between the Company and NMRO on July 7, 1997, effective July 1, 1997, will terminate. Under the Management Agreement, NMRO assumed the direction and control of the business and operations of DataMed. Under the Management Agreement, NMRO has the right (i) to sell, assign, dispose of or transfer any or all of the assets or contractual obligations of DataMed,
(ii) reduce DataMed's work force, (iii) assign or transfer DataMed's administrative responsibilities, (iv) administer DataMed's contracts with its customers, service providers, vendors or purchasers of services or supplies, including negotiating, amending, maintaining and entering into such contracts, but not the termination of any such contract, or any service provided by DataMed to any customer, without the prior consent of the Company, (v) to bill for services rendered by DataMed and collect accounts receivable of the Company relating to DataMed and (vi) to fix, change or relocate the offices used by DataMed. NMRO also agreed to pay and discharge all Expenses (as defined below) incurred by NMRO in the operation of DataMed.

     As compensation for its management services, NMRO receives a monthly management fee in an amount equal to the Net Income (which is defined as Revenues less Expenses, as determined on an accrual basis in accordance with generally accepted accounting principles consistently applied). Revenues are defined as all fees and payments to which the Company is entitled during the term of the Management Agreement in connection with the provision of services or supplies by DataMed, investment income and any other income collected by or on behalf of DataMed during the term of the Management Agreement. Expenses are defined as all expenses which were fully disclosed and recorded on DataMed's June 30, 1997 balance sheet and profit and loss statement, expenses incurred in the ordinary course of operation of DataMed during the term of the Management Agreement and other non-reimbursed or insured expenses. Excluded from the definition of Expenses in the Agreement are (i) interest on borrowed funds, (ii) legal accounting and other consulting expenses incurred by the Company, (iii) property taxes and taxes based on the Company's income, (iv) insurance expenses (other than health insurance for employees providing services exclusively to DataMed), (v) judgments and expenses of litigation (except legal actions initiated by NMRO to collect accounts receivable of DataMed),
(vi) bank changes on Company accounts, (vii) employee bonuses or compensation increases for employees of DataMed not disclosed on the June 30, 1997 profit and loss statement; (viii) compensation and benefits paid to Company employees whose services are not rendered exclusively to DataMed, (ix) intercompany charges or allocations for overhead and loans, as mutually agreed by the parties, and (x) expenses paid by the Company relating to DataMed's operations that are not disclosed and recorded in the June 30, 1997 profit and loss statement of DataMed.

     Based upon the historical financial results of DataMed, the Company and NMRO anticipate that the operations of DataMed during the term of the Management Agreement will result in a Net Loss. Any Net Loss is to be the sole responsibility of NMRO if the Company's shareholders approve Proposal Number Two to sell DataMed to NMRO. If the Management Agreement is terminated by NMRO pursuant to NMRO's right to terminate (as described below), then the Company shall be solely responsible for the Net Loss incurred in the operation of DataMed. If the Company is obligated to reimburse NMRO for any Net Losses, the Company has the right to have the Net Loss reviewed and verified by the Company's independent certified public accountants.

     The Management Agreement may be terminated by the Company in the event
(i) a voluntary or involuntary proceeding involving NMRO is commenced under the United States Bankruptcy Code or negotiations for partial or complete assignment of its assets for the benefit of creditors are commenced, (ii) a receiver, custodian, examiner or trustee is appointed for any of NMRO's property or assets, (iii) NMRO is terminated, liquidated or dissolved, (iv) NMRO defaults in the performance of any material duty or obligation under the Management Agreement and such default is not cured within 30 days after written notice thereof is provided to NMRO, and (v) if the Company's shareholders do not approve the Proposal to sell DataMed to NMRO. The Management Agreement may be terminated by NMRO in the event (i) the Company's shareholders do not approve Proposal Number Two, (ii) a voluntary or involuntary proceeding involving the Company is commenced under the United States Bankruptcy Code, or the Company is terminated, liquidated or dissolved (except if a third party expressly assumes the obligations and succeeds to the interests of the Company thereunder), (iii) a receiver, custodian, examiner or trustee is appointed for any of the Company's property or assets or (iv) the Company defaults in the performance of a material duty or obligation under the Management Agreement, which default is not cured within 30 days of written notice of such default is provided to the Company. If NMRO terminates the Management Agreement pursuant to any such provision, the Company shall retain all rights (including rights to accounts receivable of DataMed) and all obligations and liabilities (including accounts payable) relating to the operation of DataMed, and will reimburse NMRO's Expenses.

     The Management Agreement also provides that the Company would assign Bart K. Valdez, Chief Financial Officer of the Company and Director of DataMed Operations, to provide services on behalf of DataMed. The Management Agreement provides that Mr. Valdez may not allocate in excess of eight hours per week of his time to the Company and shall not be required to travel more than twice for the Company during the term of the Management Agreement, each of which may be for a maximum of three days.

     CONDITIONS.    Each party's obligations pursuant to the Asset Purchase
Agreement is subject to certain conditions, including the consent of the Company's shareholders.

CONFLICTS OF INTEREST

     The Chairman and Chief Executive Officer of the Company, Dr. Michael
I. Ruxin, is a guarantor of certain capital lease obligations of the Company totalling approximately $1.1 million. The sale of DataMed will result in the termination of a portion of such capital lease obligations and NMRO and/or SAT will enter into new capital lease agreements. As a result, Dr. Ruxin will be released from his guarantees of approximately $500,000 on capital lease obligations.

ADDITIONAL INFORMATION REGARDING THE COMPANY AND DATAMED

     For additional information regarding the Company and DataMed, see the Company's Annual Report delivered with this proxy statement, which includes the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996. Also enclosed for the information of shareholders is a copy of the Company's Quarterly Report on Form 10-QSB, as amended, for the quarter ended June 30, 1997.

BUSINESS OF THE COMPANY AFTER THE SALE OF DATAMED

     Following the sale of DataMed, the Company's principal line of business will be that of Wyndgate.

      Even if the shareholders approve the sale of DataMed, the Company expects to continue to incur losses until 1999, and possibly thereafter, until its existing SAFETRACE(R) software product is fully implemented and fully operational within the Company's customers information system environment and until its transfusion management information system software product, which is currently under development, is established in its markets. Wyndgate has historically incurred, and expects to continue to incur, losses related to its operations, including the continued costs for research and development of new software products and the expansion of sales and marketing resources. The timing and amounts of the Company's expenditures will depend upon a number of factors, including the progress of the Company's research and development process, the status and timing of regulatory approval, the timing of market acceptance of the Company's products, the level of support needed by the Company's customers to implement the software products they license from Wyndgate, and the efforts required to develop the Company's sales and marketing organization.

FEDERAL INCOME TAX CONSEQUENCES

     The sale of DataMed is expected to result in a gain to the Company for federal income tax purposes which may or may not be offset by the Company's net operating loss (NOL) carryforwards. The sale of DataMed should not by itself result in the imposition of federal income taxes upon the Company's shareholders.

RIGHTS OF SECURITY HOLDERS

     The proposed sale of DataMed does not result in material differences in the rights of shareholders of the Company.

VOTE REQUIRED

     Each shareholder entitled to vote at the meeting has the right to vote
the number of shares held for or against the Proposal.   Approval of the
sale of DataMed requires the affirmative vote of a majority of the Common Stock outstanding on the Record Date. Consequently, the failure to return a properly executed proxy card or failure to vote in person at the Shareholders Meeting will have the same effect as a vote against the Proposal. Similarly, "broker non-votes" will have the same effect as a vote against the Proposal.

RIGHTS OF DISSENTING SHAREHOLDERS

     Under Article 113 of the Colorado Business Corporation Act (the "Act"), all shareholders have dissenters' rights and are entitled to the fair value of any or all of their shares of Common Stock as of the consummation of the sale of DataMed, exclusive of any element of value arising from the expectation or accomplishment of the sale of DataMed, by following the procedures specified in the Act. The following is a summary of the material provision of the Act, to be read in conjunction with the full text of the Act. The following summary does not purport to be complete and is qualified in its entirety by reference to Appendix A.

     The Act provides that, in order to exercise dissenters' rights, a shareholder must file a written notice of intent to demand payment to be paid fair value for his or her shares of Common Stock with the Company at its executive offices before the vote on the sale of DataMed is taken at the Annual Meeting, must refrain from voting in favor of the sale, and must continuously hold his or her shares of Common Stock through the consummation of the sale. This written demand for payment will be sufficient if it reasonably informs the Company as to the identity of the shareholder and that the shareholder intends thereby to demand payment for his or her shares. Voting against the sale of DataMed, abstaining from voting or failing to vote with respect to the sale of DataMed will not constitute a demand for payment within the meaning of the Act.

     A demand for payment must be executed by or for the shareholder of record, fully and correctly, as such shareholder's name appears on the certificate for his shares of Common Stock. If the Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, such demand must be executed by the fiduciary. If the Common Stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for payment for a shareholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in exercising that demand, he or she is acting as agent for the record owner or owners.

     A record owner, such as a broker, who holds Common Stock as a nominee for others, may exercise the right of dissent with respect to the shares of Common Stock held for all or less than all beneficial owners of such shares of Common stock as to which he or she is the record owner by filing a written demand to be paid fair value for the shares with the Company at its executive offices before the vote on the sale is taken at the Annual Meeting. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares of Common Stock outstanding in the name of such record owner.

     After the consummation of the sale of DataMed, the Company will mail a notice of the sale of DataMed to each shareholder who has properly made demand for payment by following the above described steps (the "Dissenting Shareholders"). The Notice ("Notice") will state where and when a demand for payment shall be sent and certificates deposited by Dissenting Shareholders in order to obtain payment, will supply a form for demanding payment ("Demand") which includes a request for certification of the date on which the Dissenting Shareholder or the person on whose behalf the Dissenting Shareholder dissents, acquired beneficial ownership of the shares and will be accompanied by a copy of the Act. Dissenting Shareholders will have 30 days from the mailing date of the Notice to submit to the Company their Demand and deposit their shares for payment.
A Dissenting Shareholder who fails to submit a Demand or fails to deposit his or her shares, as required by the Notice, shall have no right under the Act to receive payment for such shares.

     If the Company has not completed the sale of DataMed and remitted payment for shares within 60 days after the date set for submission of the Demand and depositing of shares, the Company will return the shares that have been deposited. After the deposited shares have been returned, the Company may at any later time, send a new Notice regarding demand for payment conforming to the Notice requirement set forth above.

     Immediately upon the completion of the sale of DataMed, or upon receipt of a Demand, if the sale of DataMed has already been completed, the Company will remit to a Dissenting Shareholder who has submitted a Demand and who has deposited his or her shares, the amount which the Company estimates to be the fair value of the shares. The Company's estimate of fair value will be based upon the value of a share immediately before the completion of the sale of DataMed, excluding any appreciation or depreciation in anticipation of the sale of DataMed, as required under Colorado law. Accompanied with the payment will be a copy of the Company's audited Balance Sheet and Statement of Income for its fiscal year ended December 31, 1996, a copy of the Company's latest available interim financial statements, a statement of the Company's estimate of fair value of the shares, a statement as to how interest was calculated and a Notice of Dissenter's Rights to Demand Supplement Payment along with copies of the Act.

     If the Company fails to make payment within 60 days of the date of the Notice, or if a Dissenting Shareholder believes that the amount paid is less than the fair value of his or her shares, a Dissenting Shareholder may, within 30 days after the date of mailing of the Company's payment mail to the Company his or her own estimate of the value of the shares and demand payment of the deficiency ("Deficiency Demand"). Failure to make a Deficiency Demand within such 30 day period waives any right that a Dissenting Shareholder may have with respect to payment of any such deficiency. In the event any Deficiency Demand remains unsettled 60 days after the Company's receipt of such a demand, the Company must file a petition requesting that the fair value of the shares and interest thereon be determined by the District court for the City and county of Denver, Colorado. All Dissenting Shareholders whose Deficiency Demands have not been settled will be made a party to such action and will receive a copy of the petition filed with the court. The Denver District Court will have full jurisdiction of the matter and may in it discretion appoint one or more persons as appraisers to receive evidence and to recommend a decision on the question of fair value.

Dissenting Shareholders made a party to the action are entitled to conduct discovery in the same manner as provided in other civil suits in the State of Colorado. Such Dissenting Shareholders shall be entitled to judgement for the amount by which the fair value of their shares is found to exceed the amount previously remitted. The costs and expenses of such a proceeding including reasonable compensation and expenses of appraisers shall be determined by the Court and assessed against the Company, except that any part of the costs and expenses may be apportioned and assessed as the Court may deem equitable against all or some of the Dissenting Shareholders who are parties and whose actions in demanding supplemental payment is found by the Court to be arbitrary, vexatious or not in good faith. Fees and expenses of counsel and of experts for the respective parties may be assessed as the Court deems equitable against the Company and in favor of any or all Dissenting Shareholders if the Company fails to comply substantially with the requirements of the Act and maybe assessed against either the Company or a Dissenting Shareholder, in favor of any other party, if the Court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to his or her Dissenting Shareholder rights. Further, if the Court finds that the services of counsel of any Dissenting Shareholder were of substantial benefit to other Dissenting Shareholders similarly situated and should not be assessed against the Company, the Court may award to the counsel reasonable fees to be paid out of the amounts awarded to the Dissenting Shareholders who were benefitted.

     If the Company fails to file a petition with the Denver District Court as provided above, each Dissenting Shareholder who has made a Deficiency Demand and who has not already settled his or her claim, shall be paid by the Company the amount demanded by such shareholder with interest and may file suit for such amount in an appropriate court.

     Notwithstanding the above, the Company may elect to withhold payment from any Dissenting Shareholder with respect to shares of which such Shareholder was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the sale of DataMed. With respect to such shares, the Company has the option, upon completion of the sale of DataMed, to state to each such Dissenting Shareholder its estimate of the fair value of the shares, state the rate of interest to be used, and offer to pay the resulting amounts on receiving such Dissenting Shareholder's agreement to accept them in full satisfaction. If such Dissenting Shareholder disagrees with the Company's determination of fair value and interest, he or she may, within 30 days after the date of the Company's mailing of its offer, mail to the Company his or her own estimate of fair value and interest and demand payment of that amount. Such Dissenting Shareholder's failure to do so shall result in his or her entitlement to no more than the Company's offer. If such Dissenting Shareholder makes a demand for such payment, the Company shall be required to file a petition in the manner as set forth above with respect to other Dissenting Shareholders.

     The provisions of the Act are technical in nature and complex. Shareholders desiring to exercise dissenters' rights and to obtain payment of the fair value of their shares of Common Stock should consult counsel, since the failure to comply strictly with the provisions of the Act may defeat their dissenters' rights.

                          PROPOSAL NUMBER FOUR

              INCREASE THE NUMBER OF AUTHORIZED SHARES FOR
       THE COMPANY'S SECOND AMENDED AND RESTATED STOCK OPTION PLAN

     The Board is requesting that the shareholders of the Company authorize an increase in the number of Authorized Shares for the Company's Second Amended and Restated Stock Option Plan (the "Plan"). Currently the Plan has reserved an aggregate of 1,234,279 shares (the "Authorized Shares") of Common Stock for issuance pursuant to the exercise of stock options (the "Options") which may be granted to employees, officers and directors of and consultants to the Company. The Board now desires to increase the number of Authorized Shares by 665,721 to 1,900,000 shares which will be reserved for issuance under the Plan. This increase was adopted and approved by the Board on October 3, 1997. The text of the Company's Second Amended and Restated Stock Option Plan is attached as Appendix B to this Proxy Statement; the following summary of the Second Amended and Restated Stock Option Plan is qualified in its entirety by reference to such text.

     The Plan is designed to provide additional incentive for employees, officers, directors and consultants, to promote the success of the Company and to encourage the ownership of the Common Stock of the Company by such persons. To the extent that management personnel may be eligible to receive additional Options which may be granted under the Plan, management has an interest in seeing the increase approved by shareholders. All employees, officers and directors of and consultants to the Company are eligible to participate in the Plan.

     The Plan is administered by the Compensation Committee (the
"Committee") appointed by the Board or, in the absence of a designated and qualified Committee, the entire Board must serve as the Committee. Currently the Plan is administered by the entire Board.

     In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Committee may determine which Options may be options intended to qualify for special treatment under the Internal Revenue Code of 1986, as amended, ("Incentive Stock Options") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

     The Committee also may construe the Plan and the provisions in the instruments evidencing Options granted under the Plan and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may suspend, terminate, modify or amend the Plan, but without the approval of the holders of a majority of the voting shares of Common Stock represented at a meeting, the Board may not materially increase the number of shares of Common Stock as to which Options may be granted, or materially increase the benefits to be received by employees and officers of the Company who are participants under the Plan. The Board may not adversely affect the rights of any participant under any unexercised Option or any portion thereof without the consent of such participant.

     Options granted under the Plan contain provisions for proportionate adjustment of the number of shares for outstanding Options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

     In the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the Committee may provide that each Option holder may exercise such Option on such terms as it may have been exercised immediately prior to such dissolution or liquidation, corporate separation or division or merger or consolidation or may provide that the Options granted under the Plan will expire by a fixed date and that the Option holders may exercise their Options as to all or any part of the shares covered including shares as to which the Options would not otherwise be exercisable.

     Participants in the Plan may be selected by the Committee from employees, officers and directors of and consultants to the Company. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

     The Committee has broad discretion to determine the number of shares with respect to which Options may be granted to participants. The maximum aggregate fair market value (determined as of the date of grant) of the shares as to which the Incentive Stock Options become exercisable for any participant for the first time during any calendar year may not exceed $100,000.

     The Plan provides that the purchase price per share for each Incentive Stock Option on the date of grant may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option, except that any Incentive Stock Options granted under the Plan to a person owning more than ten percent of the Common Stock must be at a price of at least 110% of such fair market value and be for a term of no more than five years. The Plan further provides that the purchase price per share for each Non-Qualified Stock Option on the date of grant may not be less than 85% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option.

     Options granted under the Plan confer no right upon any participant with respect to continuation of employment and do not interfere with the optionee's or the Company's right to terminate his employment at any time. An Optionee has no rights as a shareholder with respect to any shares covered by Options until the Options have been exercised and payment has been received therefor.

     On May 5, 1995, the shareholders of the Company adopted and approved the Company's Amended and Restated Stock Option Plan which was subsequently amended by the Board of

Directors on three occasions as follows: (1) purchase price per share for each Non-Qualified Stock Option on the date of grant may not be less than 85% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option; (2) every optionee will be given the right to exercise their options at the rate of at least 20% per year over five (5) years from the date the option is granted; and (3) all optionees will be provided with financial statements on at least an annual basis. On June 17, 1997, the Board of Directors ratified and approved the Company's Second Amended and Restated Stock Option Plan which incorporated the above-referenced amendments, corrected various typographical errors in the text of the Plan, and provided that the Board of Directors or Committee, by resolution, may determine the general terms and conditions of Non-qualified Stock Options which may be granted pursuant to the Plan.

VOTE REQUIRED
-------------

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to approve this Proposal. Management recommends the shareholders vote in favor of Proposal No. 4.


                       COMPANY'S RELATIONSHIP WITH
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     A representative of Ernst & Young LLP, Denver, Colorado, the Company's independent certified public accountants, may be present at the Annual Meeting to respond to appropriate questions and to make a statement if he so desires. The Company intends to select Ernst & Young LLP as its independent certified public accountants to perform an audit of the accounts of the Company for the fiscal year ending December 31, 1997.

                          FINANCIAL INFORMATION


     A copy of the Company's Annual Report for the fiscal year ended December 31, 1996, including Audited Financial Statements, and its Form 10-QSB for the quarter ended June 30, 1997 are being sent to shareholders with this Proxy Statement. The following additional documents which have been filed with the Securities and Exchange Commission are incorporated by reference herein: Quarterly Report on Form 10-QSB/A2 for the quarter ended March 31, 1997 and Current Reports on Form 8-K dated June 20, 1997, as amended, and August 18, 1997.


                              OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              ANNUAL REPORT

     The Company's Annual Report to Shareholders which contains the Form 10-KSB for the fiscal year ended December 31, 1996 is enclosed herewith, and is incorporated by reference in this Proxy Statement.

                          SHAREHOLDER PROPOSALS

     Any shareholder proposing to have any appropriate matter brought before the 1998 Annual Meeting of Shareholders must submit such proposal in accordance with the proxy rules of the Commission. Such proposals should be sent to the Secretary of the Company not later than February 24, 1998 to be considered for inclusion in the 1998 Proxy Statement.

                                      By Order of the Board of Directors:

                                      GLOBAL MED TECHNOLOGIES, INC.




Date:  October __, 1997               Michael I. Ruxin, M.D.

                                      Chairman of the Board of
                                      Directors

                                                               APPENDIX A

                   COLORADO BUSINESS CORPORATION ACT

                              ARTICLE 113

                          DISSENTERS' RIGHTS

                                PART 1

                 RIGHT OF DISSENT - PAYMENT FOR SHARES

    7-113-101  DEFINITIONS.-- For purposes of this article:

    (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

    (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

    (7) "Shareholders" means either a record shareholder or a beneficial shareholder.

    7-113-102 RIGHT TO DISSENT.--(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party if:

    (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or

    (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

    (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

    (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

    (2) A shareholder, whether or not entitled of vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:

    (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:

    (I) Alters or abolishes a preferential right of the shares; or

    (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or

    (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:

    (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

    (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

    (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

    (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

    7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

    (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                PART 2

             PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

    7-113-201 NOTICE OF DISSENTERS' RIGHTS.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice so the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given.

    (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.

    7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:

    (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

    (b)  Not vote the shares in favor of the proposed corporate action.

    (2)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

    (3)  A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

    7-113-203 DISSENTERS' NOTICE.--(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

    (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

    (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action:

    (b) State an address at which the corporation with receive payment demands and the address of a place where certificates for certificated shares must be deposited:

    (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

    (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made:

    (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given:

    (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

    (g)  Be accompanied by a copy of this article.

    7-113-204 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

    (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

    (b)  Deposit the shareholder's certificates for certificated shares.

    (2)  A shareholder who demands payment in accordance with subsection
(1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' right and has only the right to receive payment for the shares after the effective date of such corporate action.

    (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

    (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

    7-113-205 UNCERTIFICATED SHARES.--(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

    (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

    7-113-106 PAYMENT.--(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

    (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim of full-year period, which financial statements need not be admitted;

    (b) A statement of the corporation's estimate of the fair value of the shares;

    (c)  An explanation of how the interest was calculated;

    (d)  A statement of the dissenter's right to demand payment under section 7-113-209; and

    (e)  A copy of this article.

    7-113-207 FAILURE TO TAKE ACTION.-(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must be receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

    7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

    (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

    7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.--(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

    (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

    (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

    (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

    (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


                                PART 3

                     JUDICIAL APPRAISAL OF SHARES

    7-113-301 COURT ACTION.-(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

    (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

    (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

    7-113-302 COURT COSTS AND COUNSEL FEES.-(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation: except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

    (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                                               APPENDIX B

                      GLOBAL MED TECHNOLOGIES, INC
              SECOND AMENDED AND RESTATED STOCK OPTION PLAN


     PURPOSES OF AND BENEFITS UNDER THE PLAN. This Second Amended and Restated Stock Option Plan (the "Plan") amends, restates and consolidates the Amended and Restate Stock Option Plan and the three successive amendments to the Plan. The Plan is intended to encourage stock ownership by employees, officers and directors (whether or not they are employees) of and consultants to GLOBAL MED TECHNOLOGIES, INC., its divisions, Subsidiary corporations and Parent corporations (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to (i) induce qualified persons to become employees, officers or directors of or consultants to the Corporation; (ii) reward employees, directors, and consultants for past services to the Corporation and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

     It is intended that options granted by the Committee pursuant to
Section 5(a) of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Code, and options granted by the Committee pursuant to Section 5(b) of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

     Any options granted under this Plan prior to this amendment and restatement and outstanding at the time this Plan is adopted by the Board shall remain in force and effect but shall be governed by the terms of this Plan.

     1. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a)  "Board" means the Board of Directors of the Corporation.

          (b) "Code" means Internal Revenue Code of 1986, as amended from time to time.

          (c) "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (d) "Common Stock" mean the Corporation's $.01 par value common stock.

          (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) or any successor provision of the Code.

          (f) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

          (g) "Fair Market Value" per share as of a particular date means the last sale price of the Corporation's Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock as reported by NASDAQ or on the electronic bulletin board or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

          (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or either or both of them.

          (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(c) hereunder.

          (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

          (k)  "Plan" means this Second Amended and Restated Stock Option
Plan.

          (l) "Recipient" means any person granted an Option hereunder whether such grant occurred before or after this amendment and restatement.

          (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

     2.   ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options; to determine which Options shall be Incentive Stock Options and which shall be Non-qualified Stock Options; to determine the vesting schedules and other restrictions, if any, relating to Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (b) Options granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void AB INITIO as if it had never been granted.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     3.   ELIGIBILITY.

          (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, officers and directors (whether or not they are employees) of and consultants to the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     4.   STOCK RESERVED.

          (a) The stock subject to Options hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan (the "Available Shares") shall not exceed 1,234,279 shares. The number of Available Shares shall be subject to adjustment as provided in Section 6(i) hereof.

          (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Plan, unless the Plan shall have been terminated.

     5.   STOCK OPTIONS

          (a)  INCENTIVE STOCK OPTIONS.

               (1) Options granted pursuant to this Section 5(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. Only employees of the Corporation (as the term "employees" is defined for the purposes of the Internal Revenue Code) shall be entitled to receive Incentive Stock Options.

               (2) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by an Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code, as amended from time to time.

               (3) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under
Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void, except as otherwise provided in Section 9 hereof.

          (b) NON-QUALIFIED STOCK OPTIONS. Options granted pursuant to this Section 6(b) are intended to constitute Non-qualified Stock Options and shall be subject to the general terms and conditions specified in
Section 6 hereof, and as determined by resolutions of the Committee.

     6. TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be in substantially the form of Exhibits A and B hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) TYPE OF OPTION. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

          (c) OPTION PRICE. Each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

               (1) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

               (2) Any Non-qualified Stock Option granted under the Plan shall be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof.

               (3) The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.

          (d) TERM OF OPTION. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

               (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

               (2) Except as further restricted in paragraph 6(d)(3), the exercise period shall not exceed ten years from the date of grant of the Option.

               (3) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five (5) years.

               (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant.

               (5) The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

          (e)  METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

               (1) All recipients shall be given the right to exercise their options at the rate of at least 20% per year over five (5) years from the date the option is granted.

               (2) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

               (3) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

               (4) The Option Price shall be paid in cash, in shares of Common Stock having a Fair Market Value equal to such Option Price or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

               (5) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

               (6) Applicable withholding taxes shall be paid in the manner specified by Section 8 hereof.

          (f) TERMINATION. Except as provided herein, an Incentive Stock Option may not be exercised unless the Recipient then is an employee of the Corporation or a Subsidiary of or Parent to the Corporation, and unless the Recipient has remained continuously as an employee of the Corporation since the date of grant of the Incentive Stock Option.

               (1) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent to the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Incentive Stock Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceased to be an employee of the Corporation.

               (2) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent to the Corporation by reason of termination for cause, all Incentive Options theretofore granted to such Recipient but not theretofore exercised shall terminate thirty days after the date the Recipient ceases to be an employee of the Corporation.

               (3) Nothing in the Plan or in any Option granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

          (g) DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. If a Recipient shall die while an employee, officer or director of or a consultant to the Corporation, or if the Recipient's employment, officer or director status or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h) TRANSFERABILITY RESTRICTION. (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative.

               (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

               (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common

Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

          (i)  EFFECT OF CERTAIN CHANGES.

               (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

               (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option to the extent then exercisable. To the extent that Section 422(d) of the Code would not permit the provisions of this paragraph (2) to apply to any outstanding Incentive Stock Options, such

Incentive Stock Options shall immediately upon the occurrence of the event described in this paragraph (2), be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in this paragraph (2).

                (3) Paragraph (2) of this Section 6(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                (4) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, except as otherwise provided in Section 6(i)(2) hereof.

               (6) Except as expressly provided in this Section 6(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (j)  RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

               (1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

               (2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit C.

               (3) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

               (4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

          (k) OTHER PROVISIONS. Option agreements evidencing Options granted under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

     7. AGREEMENT BY RECIPIENT REGARDING WITHHOLDING TAXES. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

     8. TERM OF PLAN. Options may be granted under this Plan from time to time until May 31, 2000, which is ten years from the date the Plan (prior to this amendment and restatement) was originally adopted by the Board.

     9. AMENDMENT AND TERMINATION OF THE PLAN. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section

6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

     10. ASSUMPTION. Subject to Section 6, the terms and conditions of any outstanding Options granted under this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

     11. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

     12. TAX LITIGATION. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     13. FINANCIAL STATEMENT. The Corporation shave provide holders of Options with a financial statement of the Corporation on at least an annual basis.

     14.  ADOPTION.

          (a) This Plan was approved by the Board of Directors of the Corporation on April 3, 1995.
          (b) This Plan was approved by the shareholders of the Corporation on May 5, 1995.




                              GLOBAL MED TECHNOLOGIES, INC.




                              By_______________________________________
                                Michael I. Ruxin, Chairman of the Board
                                of Directors and Chief Executive Officer

                                                                Exhibit A
                                                                ---------
                                 FORM OF
                    INCENTIVE STOCK OPTION AGREEMENT
                    --------------------------------

    STOCK OPTION AGREEMENT effective as of this ____ day of ___________, ______, between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the "Corporation"), and ___________________ (the "Recipient").

    In accordance with its Second Amended and Restated Stock Option Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $0.01 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

    1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination of the Committee (as defined in the Plan) made on _______________, ________ (the "Date of Grant"), the Corporation subject to the terms of the Plan and of this Agreement, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, an INCENTIVE Stock Option pursuant to Section 6 of the Plan (the "Option") to purchase an aggregate of _________ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

    2. OPTION PRICE. The Option Price per share of Common Stock covered by the Option will be $________ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

    3. VESTING OF OPTION. [SELECT WHICH VESTING OPTION APPLIES] [This option shall vest as to 20% of the shares covered hereby on the one year anniversary of the date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.] OR [This option shall be immediately and fully vested from the Date of Grant].

    4. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable (i) after the expiration of the term thereof, and (ii) unless the holder shall at the time of exercise have been an employee, officer or director of or a consultant to the corporation for a period of at least six months.

    The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 9 hereof and
Section 6(e) of the Plan.

    5. TERM OF OPTION. The term of the Option will be through _______________, 20___, subject to earlier termination or cancellation as provided in this Agreement. Except as otherwise provided in Paragraphs 8 and 9 hereof, the Option will not be exercisable unless the Recipient shall, at the time of exercise, be an employee, officer or director of or consultant to the Corporation.

    The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

    6. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

    7. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, director or consultant shall be as set forth in Section 6(f) of the Plan.

    8. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

    9. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

    10. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o Michael I. Ruxin, Chairman of the Board of Directors, at 12600 W. Colfax, Suite A-500, Lakewood, Colorado 80215. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

    11. APPROVAL OF CONSENT. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

    12. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

    13. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

    14. CONFLICTS WITH THE PLAN. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

    Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.


                             GLOBAL MED TECHNOLOGIES, INC.


                             By_________________________________________
                                  Michael I. Ruxin, Chairman of the Board
                                  of Directors


    The undersigned Recipient understands the terms of this Option Agreement. The undersigned acknowledges that he or she can receive a copy of the Plan by request to the Corporation. The undersigned agrees to comply with the terms and conditions of the Plan.


Date __________________, ______        ________________________________

                             Recipient: _________________________________

                             Tax ID Number: ____________________________

                             Address: __________________________________

                             ___________________________________________

                             ___________________________________________

                                                                Exhibit B
                                                                ---------


                                 FORM OF
                  NON-QUALIFIED STOCK OPTION AGREEMENT
                  ------------------------------------

    STOCK OPTION AGREEMENT effective as of this ____ day of _____________, ______, between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the "Corporation"), and ___________________ (the "Recipient").

    In accordance with its Second Amended and Restated Stock Option Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $0.01 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

    1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination of the Committee (as defined in the Plan) made on ____________, _____ (the "Date of Grant"), the Corporation subject to the terms of the Plan and of this Agreement, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a NON-QUALIFIED Stock Option pursuant to Section 6 of the Plan (the "Option") to purchase an aggregate of _________ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

    2. OPTION PRICE. The Option Price per share of Common Stock covered by the Option will be $______ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

    3. VESTING OF OPTION. [SELECT WHICH VESTING OPTION APPLIES] [This option shall vest as to 20% of the shares covered hereby on the one year anniversary of the date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.] OR [This option shall be immediately fully vested from the Date of Grant].

    4. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof.

    The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 9 hereof and
Section 6(e) of the Plan.

    5. TERM OF OPTION. The term of the Option will be through ____________, 20___, subject to earlier termination or cancellation as provided in this Agreement.

    The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

    6. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

    7. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

    8. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

    9. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o Michael I. Ruxin, Chairman of the Board of Directors, at 12600 W. Colfax, Suite A-500, Lakewood, Colorado 80215. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 9.

    10. APPROVAL OF CONSENT. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

    11. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

    12. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

    13. CONFLICTS WITH THE PLAN. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

    Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.


                             GLOBAL MED TECHNOLOGIES, INC.


                             By_________________________________________
                                  Michael I. Ruxin, Chairman of the Board
                                  of Directors


    The undersigned Recipient understands the terms of this Option Agreement. The undersigned acknowledges that he or she can receive a copy of the Plan by request to the Corporation. The undersigned agrees to comply with the terms and conditions of the Plan.


Date __________________, ______        ________________________________


                             Recipient: _______________________________

                             Tax ID Number: ___________________________

                             Address: _________________________________

                             __________________________________________

                             __________________________________________

                                                                Exhibit C
                                                                ---------


                                 FORM OF
                         SUBSCRIPTION AGREEMENT
                         ----------------------


    THE SECURITIES OF GLOBAL MED TECHNOLOGIES, INC. BEING SUBSCRIBED FOR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

    IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

    This Subscription Agreement is entered for the purpose of the Undersigned acquiring _____________ shares of the $.01 par value common stock (the "Securities") of GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the "Corporation") from the Corporation upon the exercise of an Option pursuant to the Global Med Technologies, Inc. Stock Option Plan (the "Plan"). It is understood that exercise of an Option at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the "Securities Act") can not be completed until the Undersigned executes this Subscription Agreement and delivers it to the Corporation, and then such exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

    In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:

    1. The Undersigned has been provided, and has reviewed all available reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's most recent annual report on Form 10-K (or Form 10-KSB) for the most recently-completed fiscal year and all Forms 10-Q (or Forms 10-QSB) for the quarters subsequent to the end of the most recent fiscal year, the Plan, and such other information as the Undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

    2. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

    3. The Securities are being acquired by the Undersigned for his own account and not on behalf of any other person or entity. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

    4. The Undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

    5. By the Undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

    6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

    7. The Undersigned acknowledges and agrees that the Corporation has withheld ___________ shares for the payment of taxes as a result of the exercise of an Option in satisfaction of federal withholding taxes.


                                  (Undersigned)




______________, ____         ____________________________
                             Recipient: _________________
                             Tax ID Number:______________
                             Address:  __________________
                             ____________________________
                             ____________________________

                                                               APPENDIX C

                        ARTICLES OF AMENDMENT
                                TO THE
                     ARTICLES OF INCORPORATION OF
                     GLOBAL MED TECHNOLOGIES, INC.


    The undersigned President of Global Med Technologies, Inc., a Colorado corporation (the "Corporation"), does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Colorado these Articles of Amendment to the Articles of Incorporation of the Corporation.

    FIRST:  The name of the Corporation is Global Med Technologies, Inc.

    SECOND: The Amended and Restated Articles of Incorporation, as amended, of the Corporation are amended as follows:

         A new Article VIII shall be added as follows:

                              ARTICLE VIII
                       CLASSIFICATION OF DIRECTORS

         The Board of Directors shall be divided into three classes on the dates and in the manner set forth below. Each class of Directors shall consist, as nearly as possible, of one-third of the total number of Directors. The Class I Directors term shall expire at the first Annual Meeting of Shareholders to be held in 1998; the Class II Directors term shall expire at the second Annual Meeting of Shareholders to be held in 1999; the Class III Directors term shall expire at the third Annual Meeting of Shareholders to be held in 2000. Upon expiration of the initial staggered terms, Directors will be elected for three years to succeed those Directors whose terms expire. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Company, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders. Vacancies which occur during the year may be filled by the Board of Directors to serve for the remainder of the initial term of each class.


    FOURTH: The Articles of Amendment to the Articles of Incorporation were duly adopted by the shareholders of the Corporation pursuant to
Section 7-110-103 of the Colorado Business Corporation Act on December 2, 1997. The number of shares cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by that voting group.

    IN WITNESS WHEREOF, Global Med Technologies, Inc., a Colorado corporation, through its President, duly executes the above and foregoing Articles of Amendment to the Articles of Incorporation as of the _____ day of December, 1997.


                             GLOBAL MED TECHNOLOGIES, INC.



                        By:___________________________________________
                             Michael I, Ruxin, Chairman and Chief
                             Executive Officer

__________________________________________________________________________

                                  PROXY
_________________________________________________________________________

                      GLOBAL MED TECHNOLOGIES, INC.

                     ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON DECEMBER 2, 1997


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of Global Med Technologies, Inc. (the "Company") hereby constitutes and appoints Michael I. Ruxin, M.D. and Joseph F. Dudziak, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Common Stock of Global Med Technologies, Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of Global Med Technologies, Inc. to be held at the Company's office at 12600 West Colfax, Suite A-500, Lakewood, Colorado 80215, on December 2, 1997, at 10:00 a.m.,
Mountain Time, and at any adjournment or adjournments thereof.   Management
will vote its proxies to adjourn the meeting, if necessary, to insure that the Proposal to approve the sale of DataMed is approved.


    1. A proposal to amend the Articles of Incorporation to divide the Board of Directors into three Classes, each of which, after an interim arrangement, will serve for staggered three year terms.

          For ________                          Against ________

    2.   A proposal to elect the following four Directors:   Michael I.
Ruxin, William J. Collard, Gerald F. Willman, Jr. and Gordon Segal.   (Each
shareholder entitled to vote at the meeting has the right to vote the number of shares held by him for each of the four (4) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)

    For all nominees _______.

    Withhold authority to vote for all nominee(s) ______.

    Withhold authority to vote for nominee(s) named below:

    _______________________________

    _______________________________

    3. To approve the sale of DataMed to National Medical Review Offices, Inc. pursuant to the Asset Purchase Agreement, dated August 18, 1997.

          For ________                          Against ________

    4. To increase the number of Available Shares under the Company's Second Amended & Restated Stock Option Plan for employees, officers, directors and consultants of the Company, and ratify certain amendments made to the Plan by the Board of Directors.

          For ________                          Against ________


    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH
RESPECT TO PROPOSALS ONE, TWO, THREE AND FOUR.   IF NO SPECIFICATION IS
MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE, TWO, THREE AND FOUR. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.


    Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 1997
                                       ______________________________
                                       Signature(s)

                                       Address if different from that on
                                       label:

                                       ______________________________
                                       Street Address

                                       ______________________________
                                       City, State and Zip Code
                                       ______________________________
                                       Number of shares

Please check if you intend to be present at the meeting: ________

                                   -2-